Exhibit 23.5

                         CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation by reference of our report, dated March 6, 1998 on the combined financial statements of Tele
Cable de Morelos, S.A. de C.V. and related companies (all of which are subsidiaries of Megapo Comunicaciones de Mexico, S.A. de C.V.) included in this Annual Report on Form 10-K, into previously filed Registration Statement File Nos. 33-81876, 33-87326, 333-00226, 333-68641 and 333-71963.


                              GALAZ, GOMEZ MORFIN, CHAVERO, YAMAZAKI, S.C.


Acapulco, Mexico
May 11, 1999